CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE FIXED INCOME OPPORTUNITIES FUND

Class N (RIMOX)

Supplement dated March 6, 2020, to the Prospectus dated January 31, 2020

The following is added to the section titled “more about the funds – More about the Bond Funds – More about the Fixed Income Opportunities Fund” on page 55 of the Prospectus:

The fund may hold low or non-dividend paying stocks from time to time, including as a result of a restructuring of a debt instrument held by the fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK- XXX-0100